SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 14, 2003

                         Date of earliest event reported


                       P.D.C. INNOVATIVE INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                     0-27157              65-0789306
   (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)              File Number)       Identification No.)


                4411 NW 105 Terrace, Coral Springs, Florida 33065
          (Address of principal executive offices, including zip code)


                                 (954) 314-0092
               Registrant's telephone number, including area code


              3838 N.W. 126th Avenue, Coral Springs, Florida 33065 (Former name or former address, if changed since last report)







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Item 1.           Change in Control of Registrant.
                  -------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

                  Not Applicable

Item 3.           Bankruptcy or Receivership.
                  --------------------------

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant.
                  ---------------------------------------------

         On April 14, 2003, the Registrant advised its certifying accountant for the fiscal years ended December 31, 2001 and December 31, 2000, Margolies, Fink and Wichrowski ("MFW") that the Registrant's Board of Directors had decided to dismiss such firm as of such date and to engage Salberg & Company, P.A. ("Salberg") as of such date as the Registrant's certifying accountant for the fiscal year ending December 31, 2002. Such decision was approved by the Registrant's Board of Directors.

         During the Registrant's two most recent fiscal years and any subsequent period preceding the date of dismissal, there were no disagreements between the Registrant and MFW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MFW, would have caused MFW to make reference thereto in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Registrant for the fiscal years ended December 31, 2001 and 2000 contained within the Registrant's Form 10-KSB for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles, except to express doubt as to the Registrant's ability to continue as a going concern.

         We have not, during our two most recent fiscal years and any subsequent interim period prior to engaging Salberg, consulted with Salberg regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Salberg concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------

                  Not Applicable


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Item 6.           Resignation of Registrant's Directors.
                  -------------------------------------

                  Not Applicable

Item 7.           Financial Statement and Exhibits.
                  --------------------------------

         (a)      Financial Statement - Not Applicable
         (b)      Pro-forma Financial Information - Not Applicable
         (c) Exhibits - Exhibit 16.1 Letter from Margolies, Fink and Wichrowski to the Securities and Exchange Commission dated May 13, 2003.

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not Applicable

Item 9.           Regulation FD Disclosure.
                  -------------------------

                  Not Applicable


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      P.D.C. INNOVATIVE INDUSTRIES, INC.


                                      By: /s/ Michael Hiler
                                          --------------------------------
                                          Michael Hiler, Chief Executive Officer


Dated: May 13, 2003



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